Exhibit 10.3

DATED 19 August 2010

CARTUS LIMITED

CARTUS FUNDING LIMITED

CARTUS SERVICES LIMITED

UK RELOCATION RECEIVABLES FUNDING LIMITED

REALOGY CORPORATION

LMA S.A.

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

DEED OF RELEASE

ORRICK, HERRINGTON & SUTCLIFFE (EUROPE) LLP

107 CHEAPSIDE

LONDON EC2V 6DN

THIS DEED OF RELEASE (this “Deed”) is made on 19 August 2010

BETWEEN:

(1)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, acting in its capacity as security trustee (for itself and the secured parties), arranger, administrative agent, calculation agent and lender (the “Bank”);

(2)	CARTUS LIMITED, a company incorporated in England and Wales (company number 01431036) whose registered office is at Frankland Road, Blagrove, Swindon SN5 8RS; CARTUS FUNDING LIMITED, a company incorporated in England and Wales (company number 01826077) whose registered office is at Frankland Road, Blagrove, Swindon SN5 8RS; CARTUS SERVICES LIMITED, a company incorporated in England and Wales (company number 01389936) whose registered office is at Frankland Road, Blagrove, Swindon SN5 8RS ( each a “Seller” and together the “Sellers”);

(3)	UK RELOCATION RECEIVABLES FUNDING LIMITED, a company incorporated in England and Wales (company number 5568806) whose registered office is at 35 Great St. Helen’s, London EC3A 6AP (the “Borrower”);

(4)	REALOGY CORPORATION, a corporation formed and existing under the laws of Delaware (the “Parent”); and

(5)	LMA S.A., a limited company with a management board and supervisory board (société anonyme à directoire et à conseil de surveillance) incorporated under French law, having its registered office at 9 Quai du Président Paul Doumer, 92920 Paris la Défense Cédex, France and registered with the Trade and Companies Registry of Nanterre (Registre du Commerce et des Sociétés de Nanterre) under the number 383275187 (the “Note Purchaser”).

BACKGROUND

(A)	Pursuant to the terms of the Financing Agreement the Bank (in various capacities) and LMA S.A. (as Note Purchaser) agreed to make available to the Borrower certain financing facilities. The Parties hereto have agreed, upon the terms and subject to the conditions herein, with effect from the Effective Date to terminate the Note Issuance Facility Agreement and the related Transaction Documents (as defined in the master schedule of definitions, interpretations and construction originally dated 4 April 2007 (as subsequently amended and restated) (the “Schedule of Definitions”)) (the Note Issuance Facility Agreement and the related Transaction Documents together being the “Finance Documents”).

(B)	By security agreements, dated 12 May 2008 (as amended and restated) between the Bank and each of the Sellers (the “Cartus Security Agreements”) the assets described in Schedule 1 hereto (the “Seller’s Released Assets”) were charged to the Bank to secure the performance of certain obligations under the Receivables Transfer Agreement, the Receivables Servicing Agreement and the Security Agreements.

(C)	By a purchaser security agreement, dated 4 April 2007 (as amended and restated) and a purchaser supplemental security agreement dated 12 May 2008 between the Bank and the

Borrower (the “UKRRFL Security Agreements”) the assets described in Schedule 2 hereto (the “Borrower’s Released Assets”) were charged to the Bank to secure repayment of all amounts payable to the Secured Creditors by the Borrower pursuant to the Finance Documents.

(D)	By a parent undertaking agreement, dated 4 April 2007 (as amended and restated) between, among others, the Bank and the Parent (the “Parent Undertaking”), the Parent, amongst other things, undertook to cause the due and punctual performance of the Supported Obligations (as defined in the Parent Undertaking) by each of the Sellers and the Servicer.

(E)	Subject to the Bank giving written notice to the Borrower confirming that all Amounts Outstanding owing to the Bank for its own account in any capacity and all Amounts Outstanding owing to the Note Purchaser have been unconditionally satisfied the Bank has agreed to release the Released Assets from the Security created pursuant to the Security Agreements, to release the Parent from all of its obligations created pursuant to the Parent Undertaking and to terminate the Finance Documents subject to and in accordance with this Deed.

IN THIS DEED it is agreed that:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

“Amounts Outstanding” has the meaning given to it in Clause 2.1.

“Chargor” means any of the Sellers, the Borrower or the Parent as applicable.

“Effective Date” means Monday 23 August 2010.

“Financing Agreement” means the receivables funding facility made between the Bank and the Borrower originally dated 4 April 2007 (and subsequently a note issuance facility dated 12th May 2008, as amended and restated).

“Receivables Transfer Agreement” means the receivables transfer agreement made between the Sellers and the Borrower and originally dated 4 April 2007 (as amended and restated).

“Receivables Servicing Agreement” means the receivables servicing agreement made between Cartus Limited, the Borrower and the Bank and originally dated 4 April 2007.

“Released Assets” means the Seller’s Released Assets and the Borrower’s Released Assets.

“Relevant Time” means 11:00am, London time or such later time as the Bank and Cartus Limited may agree.

“Servicer” means Cartus Limited.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement entered into for a similar purpose.

“Security Agreements” means the Cartus Security Agreements and the UKRRFL Security Agreements.

2.	FINAL PAYMENT

2.1	Not later than the Relevant Time on the Effective Date the Borrower shall pay to the Bank in immediately available funds for value on the Effective Date (i) all amounts which are accrued due from the Borrower to the Note Purchaser or the Bank, up to and including the Effective Date, under the Finance Documents; and (ii) the principal amount outstanding under the Note Purchase Facility Agreement, by transfer of (i) £12,327,941 to LMA’s account held with CA-CIB Paris (SWIFT Code : BSUIFRPP ; Account Number : 31489 - 00010 - 00216104360) in respect of the principal and other amounts due in respect of the Notes; and (ii) £15,665.45 to the Bank’s account held with HSBC Bank plc (SWIFT Code : MIDLGB22 ; Sort Code :
50-10-32 ; Account number : 00492443) (being in aggregate £12,343,606.45, the “Amounts Outstanding”).

2.2	The termination of the Finance Documents as contemplated by this Deed is subject to, and conditional upon, the Bank giving written notice to the Borrower (in the form set out in Schedule 3) certifying that all Amounts Outstanding have been unconditionally received in immediately available funds and credited to the accounts referred to in Clause 2.1 for value on the Effective Date. The Bank undertakes to give such written notice to the Purchaser as soon as practicable and in any event no later that 2 hours after Barclays Bank has confirmed to the Bank that the Amounts Outstanding have been so received and credited.

3.	TERMINATION OF THE FINANCE DOCUMENTS

3.1	Subject to Clause 2, with effect from the Effective Date each of the parties hereto agrees that:

(a)	the Finance Documents shall be terminated; provided that, notwithstanding anything herein to the contrary, all terms and provisions in the Finance Documents that expressly survive a termination shall survive this termination; and

(b)	each of the parties hereto is released and discharged from further obligations or liabilities (if any) to each other party with respect to the Finance Documents and their respective rights against each other thereunder are cancelled.

4.	RELEASE

4.1

On termination of the Finance Documents in accordance with Clause 3.1 and on the basis that the Sellers, the Servicer and the Parent each hereby confirms to the Bank that it has received payment of, or waived irrevocably, all amounts accrued due to it under the Finance Documents and that the Borrower has no further liability of any kind to it under the Finance Documents, the Bank hereby unconditionally and irrevocably releases and discharges (i) all the Released Assets from any and all Security created pursuant to the Security Agreements and reassigns and reconveys to each of the Sellers or, as applicable, to the Borrower all right, title and interest of the Bank in and to the Released Assets assigned, granted or transferred to it pursuant to the terms of the Security Agreements; and (ii) the Parent from its undertakings created pursuant to the Parent Undertaking.

5.	FURTHER ASSURANCE

Subject to the performance by the Borrower of its obligations under Clause 2.1, the Bank agrees, at the expense of the relevant Chargor, to do all such things and execute such further documents as may reasonably be required by the Chargor to give effect to the provisions of this Deed.

6.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

7.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in relation to this Deed shall be governed by, and construed in accordance with, English law.

8.	THIRD PARTIES

The terms of this Deed may be enforced only by a party to it and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

SCHEDULE 1

Secured Assets means:

1.	The assets subject to a fixed charge being all of the Seller’s right, title, interest and benefit, existing at the time of the Security Agreement and those created or existing thereafter in any freehold or leasehold properties wheresoever situated at the time of the Security Agreement or thereafter belonging to it;

2.	The assets subject to a floating charge being, the whole of the Seller’s undertaking and assets existing at the time of the Security Agreement and those created or existing thereafter, other than assets validly and effectively charged or assigned by way of fixed security pursuant to paragraph 1 above; and

3.	Any other Security granted by a Seller to the Bank pursuant to the Cartus Security Agreements.

SCHEDULE 2

Words and expressions defined in the UKRRFL Security Agreements shall have the same meanings in this Deed unless they are expressly defined herein.

Secured Assets means:

1.	All of the Borrower’s right, title, interest and benefit (existing at the time of the UKRRFL Security Agreements and those created or existing thereafter) in, to and under:

(i)	the Affected Assets;

(ii)	Any Insurances relating to the Affected Assets; and

(iii)	the Transaction Documents, including the UKRRFL Security Agreements,

in each case, including all rights to receive payment of any amounts which became or may become payable to the Borrower, all payments received by the Borrower, all rights to serve notices and /or make demands and/or take such steps as are required to cause payments to become due and payable, under any of the same and all rights of action in respect of any breach of any of the same and all rights to receive damages or obtain other relief in respect of any of the same;

2.	All of the Borrower’s right, title, interest and benefit existing now or in the future

(i)	as beneficiary of the Transaction Trust; and

(ii)	in the Transaction Trust Property; and

(iii)	as beneficiary of the trust declared pursuant to Clause 2.6 (Payment of the Expenses of Realisation from the Transaction Trust Property) of the Receivables Transfer Agreement; and

(iv)	in the Collection Account Trust Property; and

all of the Borrower’s right, title, interest and benefit, existing at the time of the UKRRFL Security Agreements and those created or existing thereafter, in and to all moneys, rights, powers and property whatsoever which may from time to time and at any time be distributed or derived from, or accrues on or relate to:

(v)	the Transaction Trusts; and

(vi)	the Transaction Trust Property; and

(vii)	the trust declared pursuant to clause 2.6 (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement; and the Collection Account Trust Property,

in any way whatsoever including all rights to receive payment of any amount which became or may become payable to it thereunder and all payments received by it thereunder and also including, without limitation, all rights to serve notices and/or make demands and/or otherwise act thereunder and pursuant thereto and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof;

3.	The assets subject to a fixed charge being all of the Borrower’s right, title, interest and benefit, existing at the time of the Security Agreement and those created or existing thereafter in, to and under each bank account, including any Purchaser Account and all sums of money which existed at the time of the Security Agreement and those created or existing thereafter are from time to time, standing to the credit of any of those accounts together with all interest accruing form time to time on those balances and the debts represented by those balances and the benefit of all covenants relating to those accounts and all powers and remedies for enforcing the same;

4.	The assets subject to a floating charge being the whole of the Borrower’s undertaking and assets existing at the time of the Security Agreement and those created or existing thereafter, other than assets validly and effectively charged or assigned by way of fixed security under or pursuant to the Security Agreement or any other Transaction Document;

5.	All of the Borrower’s right, title, interest and benefit (existing at the time of the UKRRFL Security Agreements and those created or existing thereafter) in, to and under:

(viii)	the Security Agreement between Cartus Limited, the Funding Agent and the Borrower dated 12 May, 2008;

(ix)	the Security Agreement between Cartus Funding Limited, the Funding Agent and the Borrower dated 12 May 2008; and

(x)	the Security Agreement between Cartus Services Limited, the Funding Agent and the Borrower dated 12 May 2008,

in each case, including all rights to receive payment of any amounts which became or may become payable to the Borrower, all payments received by the Borrower, all rights to serve notices and/or make demands and/or to take such steps as are required to cause payments to become due and payable, under any of the same and all rights of action in respect of any breach of any of the same and all rights to receive damages or obtain other relief in respect of any of the same; and

6.	Any other Security granted by the Borrower to the Bank pursuant to the UKRRFL Security Agreements.

SCHEDULE 3

From: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, LONDON BRANCH

To: UK RELOCATION RECEIVABLES FUNDING LIMITED

CC: CARTUS LIMITED

Date: [Insert]

Dear Sirs,

1. We refer to the Deed of Release between, among others, you and us dated [ ] August 2010. Terms defined in, or incorporated by reference into, the Deed of Release shall have the same meanings in this notice.

2. Pursuant to Clause 2.3 of the Deed of Release, we hereby confirm that all Amounts Outstanding have been unconditionally received in immediately available funds and credited to the accounts referred to in Clause 2.1 of the Deed of Release for value on the Effective Date in accordance with Clause 2 of the Deed of Release.

Yours faithfully

authorised signatory for

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, LONDON BRANCH

EXECUTED as a deed and delivered on the date stated at the beginning of this Deed.

EXECUTED and delivered as a deed by	)
CARTUS LIMITED	)	/s/Robert Abbott
acting by	)	Robert Abbott
a director and authorised signatory	) )	Director
and acting by	) )	/s/Jeremy Spring Jeremy Spring
a director/company secretary and authorised signatory	)	Director/Company Secretary

EXECUTED and delivered as a deed by	)
CARTUS FUNDING LIMITED	)	/s/Robert Abbott
acting by	)	Robert Abbott
a director and authorised signatory	) )	Director
and acting by	) )	/s/Jeremy Spring Jeremy Spring
a director/company secretary and authorised signatory	)	Director/Company Secretary

EXECUTED and delivered as a deed by	)
CARTUS SERVICES LIMITED	)	/s/Robert Abbott
acting by	)	Robert Abbott
a director and authorised signatory	) )	Director
and acting by	) )	/s/Jeremy Spring Jeremy Spring
a director/company secretary and authorised signatory	)	Director/Company Secretary

EXECUTED and delivered as a deed by	)
UK RELOCATION RECEIVABLES FUNDING LIMITED	) )	/s/Claudia Wallace Claudia Wallace
acting by	)	Director
a director and authorised signatory	) )	Per pro SFM Directors Limited as Director
and acting by	) )	/s/Abu Kapadia Abu Kapadia
a director/company secretary and authorised signatory	)	Director/Company Secretary Per pro SFM Directors (No.2) Limited as Director

EXECUTED and delivered as a deed by	)
REALOGY CORPORATION	)
a company organised and existing under the laws of	)	/s/Anthony E. Hull
the State of Delaware	)	Anthony E. Hull
acting by	)	Director/Authorised Signatory
) )
and	)	Director/Authorised Signatory
being persons who, in accordance with the laws of
that territory, are acting under the authority of the company

EXECUTED and delivered as a deed by	)
LMA S.A.	)	/s/Richard Sinclair
acting by	)	Richard Sinclair
an authorised signatory	) )	Authorised/Signatory

EXECUTED as a deed by	)
CRÉDIT AGRICOLE CORPORATE AND	)
INVESTMENT BANK, LONDON BRANCH	)
acting by	) )	/s/Glen Barnes Glen Barnes
and	) )	Director/Authorised Signatory
	)	/s/Marc Wolf
In the presence of	)	Marc Wolf
/s/ Sau-Ling Foong		Director/Authorised Signatory

Witness name: Sau-Ling Foong
Witness address: Credit Agricole CIB
Sappold Street London EC21-2DA